MASSACHUSETTS INVESTORS GROWTH STOCK FUND

                      Supplement to the Current Prospectus

Effective immediately, the description of portfolio manager under the "Management of the Fund" section is hereby restated as follows:

Stephen Pesek, a Senior Vice President of MFS, is the portfolio manager of the fund. Mr. Pesek has been employed in the investment management area of MFS since 1994 and became the portfolio manager of the fund in February of 1999.

                   The date of this Supplement is May 7, 2001.